Exhibit 10.20.2

AMENDMENT NO. 1

to
LOAN AND SECURITY AGREEMENT
by and between
K-SEA OPERATING PARTNERSHIP L.P., as borrower,
and
THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lender

Dated as of August 11, 2004, effective as of January 29, 2004

AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 1 to the Loan and Security Agreement entered into as of January 29, 2004 (as amended prior to the date hereof "the Original Agreement"), between K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership ("Borrower"), and THE CIT GROUP/EQUIPMENT FINANCING,  INC., a Delaware corporation ("CIT"), as Lender.

        In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

RECITALS

        All things have been done to make this Amendment No. 1, when executed and delivered by the Borrower hereunder, the legal, valid and binding obligation of the Borrower.

        All capitalized terms not defined herein shall have the meanings assigned to such terms in the Original Agreement.

ARTICLE I. DEFINITIONS

        Section 1.1 of the Original Agreement is amended by restating the following:

        "Maintenance CAPEX' shall mean all Capital Expenditures made for the purpose of maintaining (and not increasing) the operating capacity of the vessels during the previous 12 months".

ORIGINAL LOAN AGREEMENT RATIFIED

        Except as herein specifically otherwise provided, the Original Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Amendment No. 2 shall be limited solely to the matters expressly set forth herein and shall not, except to the extent expressly set forth herein, (a) constitute a waiver of any term of condition of the Original Agreement or of any agreements or instruments referred to therein, (b) change any right or rights which the Lenders or the Borrower may now have or may have in the future under or in connection with the Original Agreement or of any agreements or instruments referred to therein, or (c) modify the Original Agreement or any instruments referred to therein.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

K-SEA OPERATING PARTNERSHIP L.P., by its general partner K-Sea OLP GP, LLC, as Borrower
By:	/s/ JOHN J. NICOLA Name: John J. Nicola Title: Chief Financial Officer
THE CIT GROUP/EQUIPMENT FINANCING, INC., for itself as Lender, and as Collateral Agent
By:	/s/ CARL E. MYRICK Name: Carl E. Myrick Title: Executive Vice President

ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

        On this 11th day of August, 2004, before me personally appeared John J. Nicola, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of K-Sea OLP GP, LLC, the entity described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.

/s/ FRANCIS X. NOLAN (Notary Public)
My Commission Expires:

ACKNOWLEDGMENT

STATE OF ARIZONA	)
	)	ss.:
COUNTY OF MARICOPA	)

        On this 11 day of August, 2004, before me personally appeared Carl E. Myrick, to me known, who being by me duly sworn, did depose and say that he is the Executive Vice President of The CIT Group/Equipment Financing, Inc., a Delaware corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority of the Board of Directors of said corporation.

/s/ CAROL M. MOYEN (Notary Public)
My Commission Expires: